                                                                    Exhibit 3.15

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 204 of the Business
Corporation Law, act of May 5, 1933 P L. 364) (15 P.S. ss.1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies
(certify) that:

1. The name of the corporation is:

         Iroquois Tool Systems, Inc.
--------------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

         4332                                                  Aaron Road
--------------------------------------------------------------------------------
       (NUMBER)                                                 (STREET)

          Erie,                    Pennsylvania                   16511
--------------------------------------------------------------------------------
         (CITY)                                                (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the
Commonwealth of Pennsylvania for the following purpose or purposes: The manufacture of heat fusion equipment for plastic pipe and shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Business
Corporation Law. (The Corporation will, to the extent its activities qualify, take advantage of the exemption for companies organized for manufacturing, processing, research, or development purposes under the Capital Stock Franchise
Tax provision of the Tax Reform Code of 1971.)

4. The term for which the corporation is to exit is: Perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is: Five hundred (500) shares of common stock with a par value of one hundred dollars ($100.00) per share.

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

          NAME                   ADDRESS            NUMBER AND CLASS OF SHARES

       Martin Haas           4332 Aaron Road,       100 Common
                              Erie, PA 16511

(See attached sheet.)

         IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 17th day of June, 1975.

                         (SEAL)                /s/ Martin Haas            (SEAL)
-------------------------                      ---------------------------------
                                                           Martin Haas

                                                                          (SEAL)
                                               ---------------------------------

Continue from Page 2

7. Shareholders of the Corporation shall have a preemptive right to subscribe pro rata for the purchase of original unissued shares of the corporation or new shares issuing from increase in capital stock without regard to the class of such shares under such terms and conditions as shall be established by the Board of Directors.

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 307 of the Business
Corporation Law, act of May 5, 1933 (P L. 364) (15 P.S. ss.307) the undersigned, desiring to effect a change in registered office, does hereby certify that:

1. The name of the corporation is:

         IROQUOIS TOOL SYSTEMS, INC.
--------------------------------------------------------------------------------

2. The address of its present registered office in this Commonwealth is (the
Department of State is hereby authorized to correct the following statement to conform to the records of the Department:

         4332                                                   Aaron Road
--------------------------------------------------------------------------------
       (NUMBER)                                                  (STREET)

          Erie,                          Pennsylvania              16511
--------------------------------------------------------------------------------
         (CITY)                                                 (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

         10 Wall Street
--------------------------------------------------------------------------------
         (NUMBER)                                                (STREET)

          North East                     Pennsylvania             16428
--------------------------------------------------------------------------------
          (CITY)                                                (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 20th day of
June, 1978.

                                        IROQUOIS TOOL SYSTEMS, INC.
                                        ----------------------------------------
                                               (Name of Corporation)

                                        By /s/ Martin C. Haas
                                           -------------------------------------
                                           Martin C. Haas       (Signature)

                                           PRESIDENT
                                        ----------------------------------------
                                        (TITLE, PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/ Martin C. Haas
----------------------------------------
Martin C. Haas               (SIGNATURE)

    Secretary
----------------------------------------
(TITLE, PRESIDENT, VICE PRESIDENT, ETC.)

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 808 of the Business
Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1806) the
undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

         Iroquois Tool Systems, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

         10 Wall Street
--------------------------------------------------------------------------------
            (NUMBER)                                               (STREET)

         North East                     Pennsylvania                 16428
--------------------------------------------------------------------------------
         (CITY)                                                    (ZIP CODE)

3. The statute by or under which it was incorporated is:

         Business Corporation Law,

4. The date of its incorporation is: June 20, 1975

5. (Check, and if appropriate, complete one of the following):

         [ ] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

         Time:  The                 day of                  19
                    ---------------        ----------------   -----

         Place:
               -----------------------------------------------------------------

         Kind and period of notice
                                  ----------------------------------------------

         -----------------------------------------------------------------------

         [X] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

         (a) The total number of shares outstanding was:

                  68 shares issued; 432 shares authorized but not issued.
--------------------------------------------------------------------------------
         (b) The number of shares entitled to vote was:

                  68
--------------------------------------------------------------------------------

7. In the action taken by the shareholders.

                                                                               2

         (a) The number of shares voted in favor of the amendment was:

                  68
--------------------------------------------------------------------------------
         (b) The number of shares voted against the amendment was:

                  0
--------------------------------------------------------------------------------

8. The amendment adopted by the shareholders, set forth in full is as follows:

         BE IT RESOLVED THAT, all existing authorized shares of common stock in
Iroquois Tool Systems, Inc. whether issued or unissued having a par value of
$100.00 per share shall be reclassified by changing the par value from $100.00 per share to no par value and, BE IT RESOLVED THAT, the authorized shares of stock of the corporation shall be increased in number from 500 to 5,000 shares.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these
Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 20th day of June, 1978.

                                               IROQUOIS TOOL SYSTEMS, INC.
                                          --------------------------------------
                                                  (NAME OF CORPORATION)
Attest:

/s/ Martin C. Haas                        By: /s/ Martin C. Haas
-------------------------------------         ----------------------------------
Martin C. Haas     (SECRETARY)                (SIGNATURES)        Martin C. Haas

              Secretary                       President
-------------------------------------     --------------------------------------
(TITLE PRESIDENT, VICE PRESIDENT ETC.)    (TITLE PRESIDENT, VICE PRESIDENT ETC.)

(CORPORATE SEAL)

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 307 of the Business
Corporation Law, act of May 5, 1933 (P L. 364) (15 P.S. ss.307) the undersigned, desiring to effect a change in registered office, does hereby certify that:

1. The name of the corporation is:

         IROQUOIS TOOL SYSTEMS, INC.
--------------------------------------------------------------------------------

2. The address of its present registered office in this Commonwealth is (the
Department of State is hereby authorized to correct the following statement to conform to the records of the Department:

         4332                                                  Aaron Road
--------------------------------------------------------------------------------
       (NUMBER)                                                 (STREET)

         Erie,                            Pennsylvania            16511
--------------------------------------------------------------------------------
         (CITY)                                                (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

         101 Loomis Street
--------------------------------------------------------------------------------
         (NUMBER)                                               (STREET)

         North East                       Pennsylvania            16428
--------------------------------------------------------------------------------
          (CITY)                                                (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 1st day of
December, 1989.

                                              IROQUOIS TOOL SYSTEMS, INC.
                                        ----------------------------------------
                                                 (Name of Corporation)

                                        By /s/ Martin C. Haas
                                           -------------------------------------
                                           Martin C. Haas            (Signature)

                                                      PRESIDENT
                                        ----------------------------------------
                                        (TITLE, PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

    /s/ B.J. Lechner
---------------------------------------
             (SIGNATURE)

    Secretary
---------------------------------------
(TITLE, PRESIDENT, VICE PRESIDENT, ETC.)

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 808 of the Business
Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1806) the
undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

         Iroquois Tool Systems, Inc.
--------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

         101 Loomis Street
--------------------------------------------------------------------------------
              (NUMBER)                                          (STREET)

         North East                     Pennsylvania              16428
--------------------------------------------------------------------------------
         (CITY)                                                 (ZIP CODE)

3. The statute by or under which it was incorporated is:

 Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended
--------------------------------------------------------------------------------

4. The date of its incorporation is: June 20, 1975

5. (Check, and if appropriate, complete one of the following):

         [ ] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

         Time:  The            day of                   19
                    ----------        -----------------   ----

         Place:
               -----------------------------------------------------------------

         Kind and period of notice
                                  ----------------------------------------------

         [X] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

         (a) The total number of shares outstanding was:

                  500
--------------------------------------------------------------------------------

         (b) The number of shares entitled to vote was:

                  500
--------------------------------------------------------------------------------

7. In the action taken by the shareholders.

                                                                               2

         (a) The number of shares voted in favor of the amendment was:

                  500
--------------------------------------------------------------------------------

         (b) The number of shares voted against the amendment was:

                  None
-------------------------------------------------------------------------------

8. The amendment adopted by the shareholders, set forth in full is as follows:

         RESOLVED, that the number and par value of shares with the Corporation is authorized to issue shall be increased and changed from five hundred (500)
shares with a par value of $100.00 per share to ten thousand (10,000) shares with a par value of $10.00 per share.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these
Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 15th day of March, 1990.

                                                 IROQUOIS TOOL SYSTEMS, INC.
                                          --------------------------------------
                                                  (NAME OF CORPORATION)
Attest:

/s/ B.J. Lechner                          By: /s/ Martin C. Haas
--------------------------------------        ----------------------------------
B.J. Lechner    (SECRETARY)                       (SIGNATURES)    Martin C. Haas

              Secretary                                 President
--------------------------------------    --------------------------------------
(TITLE PRESIDENT, VICE PRESIDENT ETC.)    (TITLE PRESIDENT, VICE PRESIDENT ETC.)

(CORPORATE SEAL)

Microfilm Number             Filed with the Department of State on April 08 1998
                ------------                                       -------------

Entry Number 615801
             --------------- ---------------------------------------------------
                                       Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):



 X  Domestic Business Corporation (15 Pa. C.S. ss. 1507)           Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)
---                                                            ---
    Foreign Business Corporation (15 Pa. C.S. ss. 4144)            Domestic Limited Corporation (15 Pa. C.S. ss. 8506)
---                                                            ---
    Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)
---


         In compliance with the requirements of the applicable provisions of 15
Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporations or limited partnership, desiring, to effect a change of registered office, hereby states that:

1.   The name of the corporation or limited partnership is
     Iroquois Tool Systems, Inc.
     ---------------------------

2.   The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) 101 Loomis Street         North East,       PA        16428     Erie
         -----------------------------------------------------------------------
         Number and Street            City          State       Zip     County

     (b) c/o:
             -------------------------------------------------------------------
             Name of Commercial Registered Office Provider              County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a)  The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

     ---------------------------------------------------------------------------
     Number and Street                City          State       Zip     County

     (b)  The registered office of the corporation or limited partnership shall be provided by:

          c/o:          C T CORPORATION SYSTEM                   Philadelphia
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider         County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4.   (Strike out if a limited partnership): Such change was authorized by the
     Board of Directors of the corporation.

                                                                               4

         IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 27th day of March, 1998.

                                             Iroquois Tool Systems, Inc.
                                   ---------------------------------------------
                                      Name of Corporation/Limited Partnership

                                   BY: /s/ Jon P. Leckerling
                                       -----------------------------------------
                                            (Signature)

                                   TITLE: Jon P. Leckerling, Sr. Vice President
                                          --------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                          PENNSYLVANIA DEPARTMENT OF STATE
                                                 CORPORATION BUREAU
------------------------------------------------------------------------------------------------------------------------------------

                                     Articles of Amendment-Domestic Corporation
                                                    (15 Pa.C.S.)
-----------------------
Entity Number
615801                               [X] Business Corporation (ss. 1915)
-----------------------
                                     [ ] Nonprofit Corporation (ss. 5915)

---------------------------------------------------
Name                                                               Document will be returned to the name and address
                                                                   you enter to the left.
---------------------------------------------------
Address

                 CT CORP-COUNTER
---------------------------------------------------
City                  State              Zip Code

---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                             ---------------------------------------------------------
  Fee:  $52                                                  Filed in the Department of State on    Oct 22 2002
--------------------                                                                             ---------------------

                                                               -----------------------------------------------------
                                                                          Secretary of the Commonwealth
                                                             ---------------------------------------------------------

         In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

------------------------------------------------------------------------------------------------------------------------------------
1.   The name of the corporation is:
     Iroquois Tool Systems, Inc.
     ----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2.   The (a) address of this corporation's current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  Number and Street                  City                     State                    Zip                 County

          -----------------------------------------------------------------------------------------------------------------------

     (b)  Name of Commercial Registered Office Provider                                                            County
          c/o CT Corporation, Philadelphia County
          -----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3.   The statute by or under which it was incorporated:  Section 204 of the Business Corporation Law, Act of May
     5, 1933 (P.L. 364) (15 P.S. Section 1204)

------------------------------------------------------------------------------------------------------------------------------------
4. The date of its incorporation: June 20, 1975

------------------------------------------------------------------------------------------------------------------------------------
5. Check, and if appropriate, complete one of the following:

[X] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

[ ] The amendment shall be effective on:             at
                                         -----------    ------------
                                            Date            Hour
------------------------------------------------------------------------------------------------------------------------------------


                                                                               6

--------------------------------------------------------------------------------
6. Check one of the following:

[X]  The amendment was adopted by the shareholders or members pursuant to 15
     Pa.C.S. ss. 1914(a) and (b) or ss. 5914(a).

[ ]  The amendment was adopted by the board of directors pursuant to 15 Pa.C.S.
     ss. 1914(c) or ss. 5914 (b).

--------------------------------------------------------------------------------
7. Check, and if appropriate, complete one of the following:

[ ]  The amendment adopted by the corporation, set forth in full, is as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X]  The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

--------------------------------------------------------------------------------
8. Check if the amendment restates the Articles:

[ ]  The restated Articles of Incorporation supersede the original articles and all amendments thereto.
--------------------------------------------------------------------------------

                       ---------------------------------------------------------
                       IN TESTIMONY WHEREOF, the undersigned
                       corporation has caused these Articles of Amendment to
                       be signed by a duly authorized officer thereof this 18th
                       day of October, 2002.

                         Iroquois Tool Systems, Inc.
                         ----------------------------------------------------
                                         Name of Corporation

                                         /s/ A. Glenn Paton
                         ----------------------------------------------------
                                             Signature

                         Vice President and Treasurer
                         ----------------------------------------------------
                                               Title
                       ---------------------------------------------------------

                                                                       Exhibit A
                                                                       ---------

Article 5 and Article 7 of the Articles of Incorporation shall he deleted in their entirety and the following shall be substituted in lieu thereof:

         "5. The Corporation shall have authority to issue 5,000 shares of common stock, $10.00 par value per share ("Common Stock"), and 270 shares of Class B common stock, $10.00 par value per share ("Class B
         Common Stock").

         "7.      A.       Voting Rights.

                           Common Stock. The holders of Common Stock shall, to
                  the exclusion of the holders of any other class of stock of the Corporation, have the sole and full power to vote for the election of directors and for all other purposes without
                  limitation except as otherwise expressly provided by the
                  statutes of the Commonwealth of Pennsylvania. The holders of
                  Common Stock shall have one vote for each share of Common
                  Stock held by them.

                           Class B Common Stock. The holders of Class B Common
                  Stock shall not be entitled to vote on any matters except to the extent required by the statutes of the Commonwealth of
                  Pennsylvania. When entitled to vote, the holders of Class B
                  Common Stock shall have one vote for each share of Class B
                  Common Stock held by them.

                  B.  Distribution of Assets and Dividends. In the case of cash dividends and the distribution of any property, the Common
                  Stock and the Class B Common Stock shall be entitled to equal, ratable rights and benefits."